UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 5, 2008

                                 VALCOM, INC.
             (Exact name of registrant as specified in its charter)


                   Delaware               000-28416          58-1700840
	----------------------------  ----------------	-------------------
	(State or other jurisdiction  (Commission File	(IRS Employer
		of incorporation)	Number)		Identification No.)



              2113A Gulf Boulevard, Indian Rocks Beach, FL 33785
	      ---------------------------------------------------
              (Address of Principal executive offices) (Zip Code)


                                (727) 953-9778
			-------------------------------
                        (Registrant's telephone number)


              2525 North Naomi Street, Burbank, California 91504
	   ----------------------------------------------------------
           (Former address of principal executive offices) (zip code)

                                  Copies to:
                            Darrin M. Ocasio, Esq.
                      Sichenzia Ross Friedman Ference LLP
                            61 Broadway, 32nd Floor
                           New York, New York 10006
                             Phone: (212) 930-9700
                              Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

      (a)On July 24, 2008, Valcom, Inc. (the "Company") dismissed its independent registered public accounting firm, Kempisty & Company ("Kempisty"). The Company's decision to dismiss Kempisty was approved by its Board of Directors on July 24, 2008.

During the Company's most recent fiscal year ended September 30, 2007 and the subsequent period through June 30, 2008, there have been no disagreements with Kempisty on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Kempisty, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. Since February 2007, Kempisty has not reviewed any quarterly financial data or issued any audit reports.

The Company provided to Kempisty the disclosure contained in this Form 8-K and requested Kempisty to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. The requested letter is attached as Exhibit 16.1 to this Form 8-K.

(b) On August 1, 2008, the Board of Directors approved the engagement of Moore & Associates CHTD ("Moore") as independent registered public accounting firm for the Company. The Company engaged Moore on August 1, 2008.

During the Company's two most recent fiscal years ended September 30, 2007 and 2006 and the subsequent interim period through August 1, 2008, neither the Company nor anyone on its behalf consulted with Moore regarding (i) the application of accounting principles to a specified proposed or contemplated transaction, (ii) the type of audit opinion that might be rendered on
the Company's  financial  statements,  (iii)  or  oral   advice   that  was  an
important factor considered by us in reaching our decision as to any accounting, auditing or financial reporting issue or (iv) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-K (there being none).


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

      Not applicable.

(B)   PRO FORMA FINANCIAL INFORMATION.

      Not applicable.

(C)   SHELL COMPANY TRANSACTIONS.

      Not applicable.

(D) EXHIBITS


EXHIBIT NUMBER   DESCRIPTION
--------------	 -----------
16.1             Letter from Kempisty & Company, dated August 19, 2008














                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     		VALCOM, INC.


Date: August 19, 2008		By:/s/ Vince Vellardita
				-------------------------
                           	Vince Vellardita, Chief Executive Officer